UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 9, 2004

RELM WIRELESS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-07336	59-34862971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL 32904

(Address of Principal Executive Office) (Zip Code)

(321) 984-1414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 5.     Other Events and Regulation FD Disclosure.

On August 9, 2004, the Company issued a press release announcing that it has developed new encryption capabilities for the BK Radio flagship DPH digital portable radio. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on August 9, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: August 9, 2004	By:	/s/ WILLIAM P. KELLY
William P. Kelly Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by the Company on August 9, 2004